1933 Act Registration No. __________
                                            1940 Act Registration No. __________

As filed with the Securities and Exchange Commission on December 30th, 1999

                                    FORM N-1A
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                       Pre-Effective Amendment No. __              [ ]
                       Post-Effective Amendment No. __             [ ]

                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                             COMPANY ACT OF 1940                   [X]

                                Amendment No. ___

                    FIRST AMERICAN INSURANCE PORTFOLIOS, INC.
               (Exact Name of Registrant as Specified in Charter)

                            OAKS, PENNSYLVANIA 19456
               (Address of Principal Executive Offices) (Zip Code)

                                 (610) 676-1924
              (Registrant's Telephone Number, including Area Code)

                                 JAMES R. FOGGO
              C/O SEI INVESTMENTS COMPANY, OAKS, PENNSYLVANIA 19456
                     (Name and Address of Agent for Service)

                                   COPIES TO:

                             Christopher O. Petersen
                         U.S. Bank National Association
                         601 2nd Avenue South, MPFP 2016
                          Minneapolis, Minnesota 55402

Approximate date of proposed offering: As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

     [ ] immediately upon filing pursuant to paragraph (b)
     [ ] on (date) pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(1)
     [ ] on (date) pursuant to paragraph (a)(1)
     [ ] 75 days after filing pursuant to paragraph (a)(2)
     [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EFFECTIVE DATE



INSURANCE PORTFOLIOS



Growth Equity Fund

Value Equity Fund

Technology Fund

Bond Fund



First American
         Insurance Portfolios, Inc.

PROSPECTUS



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of these funds, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

      FIRST AMERICAN(R)
               THE POWER OF DISCIPLINED INVESTING(R)

                              1 PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS

TABLE OF
CONTENTS

FUND SUMMARIES
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     Growth Equity Fund
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     Value Equity Fund
--------------------------------------------------------------------------------
     Technology Fund
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     Bond Fund
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POLICIES & SERVICES
--------------------------------------------------------------------------------
     Buying and Selling Shares
--------------------------------------------------------------------------------
     Managing Your Investment
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
     Management
--------------------------------------------------------------------------------
     More About The Funds
--------------------------------------------------------------------------------
     Financial Highlights
--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

                              2 PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS

FUND SUMMARIES

INTRODUCTION

This section of the Prospectus describes the objectives of the funds in the First American Insurance Portfolios, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. (Note that individual investors cannot purchase shares of the funds directly. Shares of the funds may be purchased only by the separate accounts of insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.)

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                              3 PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS

FUND SUMMARIES

GROWTH EQUITY FUND

================================================================================

OBJECTIVE

Growth Equity Fund's objective is long-term growth of capital.

================================================================================

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Growth Equity Fund invests primarily (at least 75% of its total assets) in common stocks of companies that have market capitalizations of at least $5 billion at the time of purchase. The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

*     above average growth in revenue and earnings;

*     strong competitive position;

*     strong management; and

*     sound financial condition.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS

Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, growth stocks and/or large capitalization stocks may underperform the market as a whole.

                              4 PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS

FOREIGN SECURITY RISK

Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING

The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------

FUND PERFORMANCE

Growth Equity Fund is a newly organized fund and does not yet have its own performance record. However, this fund has substantially the same investment objectives, policies and strategies, and restrictions as the Large Cap Growth Fund series of First American Investment Funds, Inc. (FAIF Large Cap Growth
Fund), another registered open-end investment company managed by the investment advisor. Performance information for FAIF Large Cap Growth Fund is presented on the next page to provide you with a track record (performance and volatility) of the investment advisor in managing a fund substantially similar to the Growth Equity Fund.

The performance illustrations are based on FAIF Large Cap Growth Fund Class Y institutional shares. Of course, past performance does not guarantee future results, and investors should not consider this data as a substitute for past performance of Growth Equity Fund or an indication of future performance of Growth Equity Fund.

The bar chart shows you how performance of FAIF Large Cap Growth Fund has varied from year to year. The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund fees and expenses (after waivers). By way of example, for the fiscal year ended September 30, 1999, the fees and expenses for FAIF Large Cap Growth Fund were _______% of net assets. (Note that the fees and expenses for Growth Equity Fund are different from those of FAIF Large Cap Growth Fund as discussed, in part, below.) The benchmark is unmanaged and has no expenses. Both the chart and the table assume that all distributions have been reinvested.

FAIF Large Cap Growth Fund is not offered through separate accounts of insurance companies. Therefore, the performance information does not reflect the deduction of any separate account insurance fees or charges imposed by the participating insurance companies in connection with their sale of variable life insurance policies or variable annuity contracts to investors that may be deducted from an investment in Growth Equity Fund. Investors should refer to the participating insurance companies' separate account prospectuses describing contract fees and expenses. Any such fees and expenses will reduce the performance of the fund.



                              5 PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS

FUND SUMMARIES

--------------------------------------------------------------------------------

FAIF LARGE CAP GROWTH FUND COMPARATIVE PERFORMANCE

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

32.78%       23.23%      21.61%        24.05%
-----------------------------------------------------------
1995          1996        1997         1998         1999


BEST QUARTER:

Quarter ending:          12/31/98

Total return             21.21%

WORST QUARTER:

Quarter ending:           9/30/98

Total return             -14.09%


AVERAGE ANNUAL TOTAL RETURNS       Inception      One       Five          Since
AS OF 12/31/99                          Date     Year      Years      Inception
--------------------------------------------------------------------------------
FAIF Large Cap Growth Fund            8/2/94   _____%     _____%         _____%
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index(1)       _____%     _____%         _____%
--------------------------------------------------------------------------------
(1) An unmanaged index of large capitalization stocks. The since inception performance of the index is calculated from 8/31/94. The S & P 500 Composite Index will be the comparative benchmark for the Growth Equity Fund.


                              6 PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS

FUND SUMMARIES

VALUE EQUITY FUND

--------------------------------------------------------------------------------

OBJECTIVE

Value Equity Fund's primary objective is capital appreciation. Current income is a secondary objective of the fund.

--------------------------------------------------------------------------------

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Value Equity Fund invests primarily (at least 75% of its total assets) in common stocks of companies that cover a broad range of industries and that have market capitalizations of at least $5 billion at the time of purchase. In selecting stocks, the fund's advisor invests in securities that it believes:

* are undervalued relative to other securities in the same industry or market;

*     exhibit good or improving fundamentals; and

* exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

--------------------------------------------------------------------------------

MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS

Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, value stocks and/or large capitalization stocks may underperform the market as a whole.

                              7 PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS

FOREIGN SECURITY RISK

Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING

The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------

FUND PERFORMANCE

Value Equity Fund is a newly organized fund and does not yet have its own performance record. However, this fund has substantially the same investment objectives, policies and strategies, and restrictions as the Large Cap Value Fund series of First American Investment Funds, Inc. (FAIF Large Cap Value
Fund), another registered open-end investment company managed by the investment advisor. Performance information for FAIF Large Cap Value Fund is presented on the next page to provide you with a track record (performance and volatility) of the investment advisor in managing a fund substantially similar to the Value Equity Fund.

The performance illustrations are based on FAIF Large Cap Value Fund Class Y institutional shares. Of course, past performance does not guarantee future results, and investors should not consider this data as a substitute for past performance of Value Equity Fund or an indication of future performance of Value Equity Fund.

The bar chart shows you how performance of FAIF Large Cap Value Fund has varied from year to year. The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund fees and expenses (after waivers). By way of example, for the fiscal year ended September 30, 1999, the fees and expenses for FAIF Large Cap Value Fund were _______% of net assets. (Note that the fees and expenses for Growth Equity Fund are different from those of FAIF Large Cap Growth Fund as discussed, in part, below.) The benchmark is unmanaged and has no expenses. Both the chart and the table assume that all distributions have been reinvested.

FAIF Large Cap Value Fund is not offered through separate accounts of insurance companies. Therefore, the performance information does not reflect the deduction of any separate account insurance fees or charges imposed by the participating insurance companies in connection with their sale of variable life insurance policies or variable annuity contracts to investors that may be deducted from an investment in Value Equity Fund. Investors should refer to the participating insurance companies' separate account prospectuses describing contract fees and expenses. Any such fees and expenses will reduce the performance of the fund.



                              8 PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS

FUND SUMMARIES

--------------------------------------------------------------------------------

FAIF LARGE CAP VALUE FUND COMPARATIVE PERFORMANCE

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

32.23%       29.47%      22.80%        9.99%
-----------------------------------------------------------
1995          1996        1997         1998         1999


BEST QUARTER:

Quarter ending:          12/31/98

Total return             16.64%

WORST QUARTER:

Quarter ending:          9/30/98

Total return             -13.85%


AVERAGE ANNUAL TOTAL RETURNS       Inception      One       Five          Since
AS OF 12/31/99                          Date     Year      Years      Inception
--------------------------------------------------------------------------------
FAIF Large Cap Value Fund             2/4/94   _____%     _____%         _____%
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index(1)       _____%     _____%         _____%
--------------------------------------------------------------------------------
(1) An unmanaged index of large capitalization stocks. The since inception performance of the index is calculated from 2/28/94. The S & P 500 Composite Index will be the comparative benchmark for the Growth Value Fund.


                              9 PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS

FUND SUMMARIES

TECHNOLOGY FUND

--------------------------------------------------------------------------------

OBJECTIVE

Technology Fund has an objective of long-term growth of capital.
----------------------------------------------------------------

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Technology Fund invests primarily (at least 65% of its total assets) in common stocks of companies which the fund's advisor believes either have, or will develop, products, processes or services that will provide or will benefit significantly from technological innovations, advances and improvements. These may include:

*     inexpensive computing power, such as personal computers;

*     improved methods of communications, such as satellite transmission; and

*     technology related services such as internet related marketing services.

The prime emphasis of the fund is to identify companies which the advisor believes are positioned to benefit from technological advances in areas such as semiconductors, computers, software, communications, and online services. Companies in which the fund invests may include development stage companies (companies that do not have significant revenues) and small capitalization companies. The advisor will generally select companies that it believes exhibit strong management teams, a strong competitive position, above average growth in revenues and a sound balance sheet.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access than individual investors have to IPOs, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase which may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

                             10 PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS

--------------------------------------------------------------------------------

MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS

Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry or sector of the market.

RISKS OF NON-DIVERSIFICATION

The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, and because those issuers will be in the same or related economic sectors, the fund's portfolio securities may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio securities of a diversified fund.

RISKS OF THE TECHNOLOGY SECTOR

Because the fund invests primarily in technology related stocks, it is particularly susceptible to risks associated with the technology industry. Competitive pressures may have a significant effect on the financial condition of companies in that industry.

RISKS OF DEVELOPMENT STAGE AND SMALL CAP STOCKS

Stocks of development stage and small capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of more established and larger capitalization companies, and they may be expected to do so in the future.

RISKS OF IPOS

Companies involved in IPOs generally have limited operating histories and prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK

Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

                             11 PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS

RISKS OF SECURITIES LENDING

The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------

FUND PERFORMANCE

Technology Fund is a newly organized fund and does not yet have its own performance record. However, this fund has substantially the same investment objectives, policies and strategies, and restrictions as the Technology Fund series of First American Investment Funds, Inc. (FAIF Technology Fund), another registered open-end investment company managed by the investment advisor. Performance information for FAIF Technology Fund is presented on the next page to provide you with a track record (performance and volatility) of the investment advisor in managing a fund substantially similar to the Technology Fund.

The performance illustrations are based on FAIF Technology Fund Class Y institutional shares. Of course, past performance does not guarantee future results, and investors should not consider this data as a substitute for past performance of Technology Fund or an indication of future performance of Technology Fund.

The bar chart shows you how performance of FAIF Technology Fund has varied from year to year. The table compares the fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The fund's performance reflects fund fees and expenses (after waivers). By way of example, for the fiscal year ended September 30, 1999, the fees and expenses for FAIF Technology Fund were _______% of net assets. (Note that the fees and expenses for Growth Equity Fund are different from those of FAIF Large Cap Growth Fund as discussed, in part, below.) The benchmark is unmanaged and has no expenses. Both the chart and the table assume that all distributions have been reinvested.

FAIF Technology Fund is not offered through separate accounts of insurance companies. Therefore, the performance information does not reflect the deduction of any separate account insurance fees or charges imposed by the participating insurance companies in connection with their sale of variable life insurance policies or variable annuity contracts to investors that may be deducted from an investment in Technology Fund. Investors should refer to the participating insurance companies' separate account prospectuses describing contract fees and expenses. Any such fees and expenses will reduce the performance of the fund.



                             12 PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS

FUND SUMMARIES

--------------------------------------------------------------------------------

FAIF TECHNOLOGY FUND COMPARATIVE PERFORMANCE

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

41.02%       22.43%       7.31%       32.70%
-----------------------------------------------------------
1995          1996        1997         1998         1999


BEST QUARTER:

Quarter ending:          12/31/98

Total return             41.73%

WORST QUARTER:

Quarter ending:          9/30/98

Total return             -18.20%


AVERAGE ANNUAL TOTAL RETURNS       Inception      One       Five          Since
AS OF 12/31/99(1)                       Date     Year      Years      Inception
--------------------------------------------------------------------------------
FAIF Technology Fund                  4/4/94   _____%     _____%         _____%
--------------------------------------------------------------------------------
S & P Technology Composite Index(2)            _____%     _____%         _____%
--------------------------------------------------------------------------------
(1) One factor having a positive impact on the fund's total returns in 1999 has been the availability of initial public offerings (IPOs). There is no assurance that the future availability of IPOs will be the same as it was in 1999, and there is no assurance that the fund's future investments in IPOs will have the same effect on performance as they did in 1999.
(2) An unmanaged index comprised of technology stocks in the S & P 500 (an unmanaged index of large capitalization stocks). The S & P 500 Technology Composite Index will be the comparative benchmark for the Technology Fund in this prospectus.


                             13 PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS

FUND SUMMARIES

BOND FUND

--------------------------------------------------------------------------------

OBJECTIVE

Bond Fund's objective is to provide investors with a high level of current income consistent with prudent risk to capital.

--------------------------------------------------------------------------------

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Bond Fund will invest primarily in a combination of:

*     corporate debt obligations;

*     U.S. dollar denominated debt obligations of foreign issuers;

* securities issued or guaranteed by the U.S. government or its agencies and instrumentalities; and

*     mortgage- and asset-backed securities.


Fund managers employ a bottom-up approach to identify relative value in the corporate bond market through fundamental credit research. Positions are sold in anticipation of credit deterioration or when a security is priced expensively relative to other comparable investments.

The fund invests primarily in securities rated investment grade at the time of purchase or in unrated securities of comparable quality. However, up to 35% of the fund's debt securities may be rated lower than investment grade at the time of purchase or unrated and of comparable quality. The fund will not invest in securities rated lower than B at the time of purchase or in unrated securities of equivalent quality. Unrated securities will not exceed 25% of the fund's total assets. Quality determinations regarding these securities will be made by the fund's advisor.

The fund may invest up to 25% of its total assets in foreign securities payable in U.S. dollars.

Under normal market conditions the fund attempts to maintain a weighted average maturity for its portfolio securities of 15 years or less and an average effective duration of four to nine years.

                             14 PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

--------------------------------------------------------------------------------

MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

INTEREST RATE RISK

Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. One measure of interest rate risk is effective duration, explained in "More About the Funds -- Investment Strategies" section.

INCOME RISK

The fund's income could decline due to falling market interest rates.

CREDIT RISK

An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

CALL RISK

During periods of falling interest rates, a bond issuer may "call" -- or repay -- its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES

Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates.

FOREIGN SECURITY RISK

Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

RISKS OF HIGH-YIELD SECURITIES

A significant portion of the fund's portfolio may consist of lower-rated debt obligations, which are commonly called "high-yield" securities or "junk bonds." High-yield securities generally

                             15 PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS
have more volatile prices and carry more risk to principal than investment grade securities.

--------------------------------------------------------------------------------

FUND PERFORMANCE

Because Bond Fund shares were not offered prior to the date of this prospectus, no performance information is presented for these shares. Comparative performance information is not available for Bond Fund.

                             16 PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS

POLICIES & SERVICES

BUYING AND SELLING SHARES

Shares of the funds are only made available through separate investment accounts of participating insurance companies as an underlying investment for your variable annuity contract or variable life insurance policy. Individual investors cannot obtain shares of the funds directly. Please refer to the accompanying prospectus of the participating insurance company for more information on how to select the funds as an investment option.

--------------------------------------------------------------------------------

Your participating insurance company is the funds' designee for receipt of purchase orders for your variable annuity contract or variable life insurance policy. The funds do not impose any separate charge on the contract owners or policy holders (contract owners) for the purchase or redemption of shares. Participating insurance companies purchase or redeem shares for separate accounts at net asset value (NAV) without any sales or redemption charge. Any separate charges imposed by the participating insurance company are described in the accompanying prospectus of the participating insurance company. A participating insurance company may also impose certain restrictions or limitations on the allocation of purchase payment or contract value to the funds in a separate account. Prospective investors should consult the applicable participating insurance company prospectus for information regarding fees and expenses of the contract and separate account and any applicable restrictions or limitations.

The share price that applies to a purchase or redemption order of fund shares is based on the next calculation of the NAV per share that is made after the participating insurance company receives such order from the contract owner on a regular business day. See "Calculating Your Share Price" for more information. Only the participating insurance companies that hold fund shares in their separate accounts for the benefit of contract owners can place orders to purchase or redeem shares. Contract owners should not directly contact the fund to request a purchase or redemption of fund shares. Contract owners should refer to the instructions in the participating insurance company prospectus for more information.

--------------------------------------------------------------------------------

CALCULATING YOUR SHARE PRICE

Your share price is based on the fund's NAV per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.

Funds may hold portfolio securities that trade on weekends or other days when the fund does not

                             17 PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS
price its shares. Therefore, the net asset value of a fund's shares may change on days when shareholders will not be able to purchase or redeem their shares.

--------------------------------------------------------------------------------

POTENTIAL CONFLICTS OF INTEREST

Shares of the funds may serve as the underlying investments for both variable annuity and variable life insurance contracts of various insurance companies. Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The funds currently do not foresee any such conflict. However, the Board of Directors of the funds intends to monitor events to identify any material conflicts that may arise and determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more participating insurance companies' separate accounts might be required to withdraw its investments in the funds. This might force the funds to sell securities at disadvantageous prices.


                             18 PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS

MANAGING YOUR INVESTMENT

DIVIDENDS AND DISTRIBUTIONS

Dividends from the Growth Equity Fund, Value Equity Fund and Bond Fund's net investment income are declared and paid monthly. Dividends from the Technology Fund's net investment income are declared and paid quarterly. The funds have no fixed dividend rate and cannot guarantee that dividends will be paid. Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution at NAV.

--------------------------------------------------------------------------------

TAXES

For a discussion of the tax status of a variable annuity contract or a variable life insurance policy, please consult your tax professional or refer to the accompanying prospectus of the participating insurance company. Because shares of the funds may be purchased only through insurance company separate accounts for variable annuity contracts and variable life insurance policies, dividends paid by the fund from net investment income and distributions (if any) of net realized short term and long term capital gains will be taxable, if at all, to the participating insurance company.

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

                             19 PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS

ADDITIONAL INFORMATION

MANAGEMENT

INVESTMENT ADVISOR
First American Asset Management
601 Second Avenue South
Minneapolis, Minnesota 55402

U.S. Bank National Association (U.S. Bank), acting through its First American Asset Management division, is the funds' investment advisor. First American Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of December 31, 1999, it had more than $______ billion in assets under management, including investment company assets of more than $______ billion. As investment advisor, First American Asset Management manages the funds' business and investment activities, subject to the authority of the board of directors. Each fund pays the investment advisor a monthly fee for providing investment advisory services, at the annual rate set forth in the table:

                                                                    Advisory fee
                                                                       as a % of
                                                                   average daily
                                                                      net assets
--------------------------------------------------------------------------------
GROWTH EQUITY FUND(1)                                                 _________%
VALUE EQUITY FUND(1)                                                  _________%
BOND FUND(1)                                                          _________%
TECHNOLOGY FUND(1)                                                    _________%
--------------------------------------------------------------------------------
(1) The funds commenced operations as of the date of this Prospectus. The contractual fee rate is shown in the table.

CUSTODIAN
U.S. Bank National Association
U.S. Bank Center
180 East Fifth Street
St. Paul, Minnesota 55101

ADMINISTRATOR
U.S Bank National Association
U.S. Bank Place
601 Second Avenue South
Minneapolis, Minnesota 55402

DISTRIBUTOR

                             20 PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS

SEI Investments Distribution Co.
Oaks, Pennsylvania 19456

PORTFOLIO MANAGEMENT

Each fund's investments are managed by a team of persons associated with First American Asset Management.

                             21 PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS

ADDITIONAL INFORMATION

MORE ABOUT THE FUNDS

--------------------------------------------------------------------------------

OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 30 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.

--------------------------------------------------------------------------------

INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 1-800-637-2548.

TEMPORARY INVESTMENTS

In an attempt to respond to adverse market, economic, political or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds' advisor. Being invested in these securities may keep a fund from participating in a market upswing and prevent the fund from achieving its investment objectives.

EFFECTIVE DURATION

Bond Fund attempts to maintain the effective duration of its portfolio securities within four to nine years. Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage- and asset-backed securities, because the calculation requires assumptions about prepayment rates. For these reasons, the effective durations of funds which invest a significant portion of their assets in these securities can be greatly affected by changes in interest rates.

                             22 PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS

PORTFOLIO TURNOVER

Portfolio managers for the funds may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Under normal market conditions, annual portfolio turnover for Bond Fund is expected to be low, and annual portfolio turnover for Technology Fund is expected to be high, sometimes exceeding 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities.

--------------------------------------------------------------------------------

RISKS COMMON TO ALL FUNDS

The main risks of investing in the funds are summarized in the "Fund Summaries" section. More information about fund risks is presented below.

FOREIGN SECURITY RISK

Each fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.

RISKS OF ACTIVE MANAGEMENT

Each fund is actively managed and its performance therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

RISKS OF SECURITIES LENDING

When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds' advisor has determined are creditworthy under guidelines established by the funds' board of directors.

                             23 PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS

ADDITIONAL RISKS OF GROWTH EQUITY FUND, VALUE EQUITY FUND AND TECHNOLOGY FUND

MARKET RISK

All stocks are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. Prices also are affected by the outlook for overall corporate profitability.

COMPANY RISK

Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

SECTOR RISK

The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector.

RISKS OF THE TECHNOLOGY SECTOR. Technology Fund invests primarily in equity securities of companies which the fund's advisor believes have, or will develop, products, processes or services that will provide or benefit significantly from technological advances and improvements. Competitive pressures may have a significant effect on the financial condition of companies in the technology industry. For example, if technology continues to advance at an accelerated rate and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing.

RISKS OF DEVELOPMENT STAGE AND SMALL CAP STOCKS

Technology Fund may have significant investments in development stage and small capitalization companies. Stocks of development stage and small capitalization companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. Their stock prices may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of development stage and small capitalization companies at the desired time and price.

RISKS OF IPOS

Technology Fund may frequently invest in companies at the time of their initial public offering. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned

                             24 PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS
companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

ADDITIONAL RISKS OF BOND FUND

INTEREST RATE RISK

Debt securities in the fund will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Securities which do not pay interest on a current basis, such as zero coupon securities and delayed interest securities, may be highly volatile as interest rates rise or fall. Payment-in-kind bonds, which pay interest in other securities rather than in cash, also may be highly volatile.

INCOME RISK

The fund's income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the fund generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see "Call Risk," or prepaid, see "Prepayment Risk") in lower-yielding securities.

CREDIT RISK

Bond Fund is subject to the risk that the issuers of debt securities held by the fund will not make payments on the securities, or that the other party to a contract (such as a securities lending agreement or repurchase agreement) will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for the fund to sell. When a fund purchases unrated securities, it will depend on the advisor's analysis of credit risk more heavily than usual

RISKS OF HIGH-YIELD SECURITIES

A significant portion of Bond Fund may consist of lower-rated corporate debt obligations, which are commonly referred to as "high yield" securities or "junk bonds." Although these securities usually offer higher yields than investment grade securities, they also involve more risk. High

                             25 PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS
yield bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. In addition, the secondary trading market may be less liquid. High yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

LIQUIDITY RISK

Bond Fund is exposed to liquidity risk because of its investments in high yield bonds. Trading opportunities are more limited for debt securities that have received ratings below investment grade and it may be more difficult to sell or buy these securities at a favorable price or time. Consequently, Bond Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the fund's performance. Infrequent trading may also lead to greater price volatility.

CALL RISK

Many corporate bonds may be redeemed at the option of the issuer, or "called," before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The funds are subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds. A fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

PREPAYMENT RISK

Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as automobile loans or home equity loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. A fund holding these securities must reinvest the prepayments at a time when interest rates are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.

EXTENSION RISK

Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

                             26 PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS

ADDITIONAL INFORMATION

FINANCIAL HIGHLIGHTS

The funds had not commenced operations prior to the date of this prospectus.

                             27 PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS

FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference
(which means that it is legally considered part of this prospectus).

ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds'
investments will be available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor
Services at 1-800-637-2548. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies by visiting the SEC's
Public Reference Room in Washington, DC, or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC
20549-6009. For more information, call
1-800-SEC-0330.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or down- loaded from the SEC's Internet site at http://www.sec.gov.



                             28 PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS

                                     PART B

                    FIRST AMERICAN INSURANCE PORTFOLIOS, INC.

                       STATEMENT OF ADDITIONAL INFORMATION
                         DATED ________ ____ , ________

                               GROWTH EQUITY FUND
                                VALUE EQUITY FUND
                                 TECHNOLOGY FUND
                                    BOND FUND


         This Statement of Additional Information relates to the funds named above (the "Funds"), each of which is a series of First American Insurance Portfolios, Inc. This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Funds' current Prospectus dated ______ ___ , _____. This Statement of Additional Information is incorporated into the Funds' Prospectus by reference. To obtain copies of the Prospectus or the Funds' Annual Report(s) at no charge, write the Funds' distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or call Investor Services at 1-800-637-2548. Please retain this Statement of Additional Information for future reference.

                                TABLE OF CONTENTS

                                                                            PAGE
GENERAL INFORMATION

ADDITIONAL INFORMATION CONCERNING FUND INVESTMENTS
     Short-Term Investments
     U.S. Government Securities
     Repurchase Agreements
     When-Issued and Delayed Delivery Transactions
     Lending of Portfolio Securities
     Options Transactions
     Futures and Options on Futures
     Fixed Income Securities -- Equity Funds
     Foreign Securities
     Mortgage-Backed Securities
     Asset-backed Securities
     Zero Coupon Securities
     Adjustable Rate Mortgage Securities
     Debt Obligations Rated Less Than Investment Grade
     Floating Rate Corporate Debt Obligations
     Fixed Rate Corporate Debt Obligations
     Payment-In-Kind Debentures and Delayed Interest Securities
     Preferred Stock
     Participation Interests

CFTC INFORMATION

INVESTMENT RESTRICTIONS

DIRECTORS AND EXECUTIVE OFFICERS
     Directors
     Executive Officers
     Compensation

INVESTMENT ADVISORY AND OTHER SERVICES
     Investment Advisory Agreement
     Administration Agreement
     Distributor
     Custodian; Counsel; Auditors

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

CAPITAL STOCK

NET ASSET VALUE AND PUBLIC OFFERING PRICE

FUND PERFORMANCE

TAXATION

RATINGS
     Ratings of Corporate Debt Obligations and Municipal Bonds
     Ratings of Preferred Stock
     Ratings of Municipal Notes
     Ratings of Commercial Paper

FINANCIAL STATEMENT

         Seed money balance sheet

                               GENERAL INFORMATION

         First American Insurance Portfolios, Inc. ("FAIP") was incorporated in the State of Minnesota on August 27, 1999. FAIP is organized as a series fund and currently issues its shares in four series. Each series of shares represents a separate investment portfolio with its own investment objective and policies (in essence, a separate mutual fund). The series of FAIP to which this Statement of Additional Information relates are named on the cover. These series are referred to in this Statement of Additional Information as the "Funds."

         The Bylaws of FAIP provide that annual shareholders' meetings are not required and that meetings of shareholders need only be held with such frequency as required under Minnesota law and the Investment Company Act of 1940 (the "1940 Act"). Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting power of all shares entitled to vote may demand a regular meeting of shareholders. Minnesota law further provides that a special meeting of shareholders may be called by a shareholder or shareholders holding 10% or more of the voting power of all shares entitled to vote, except that a special meeting for the purpose of considering any action to facilitate or effect a business combination, including any action to change or otherwise affect the composition of the board of directors for that purpose, must be called by 25% or more of the voting power of all shares entitled to vote. The 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions, for approval of all investment advisory agreements, and for the adoption of, and material increases in amounts payable under, Rule 12b-1 distribution plans.

         Growth Equity Fund, Value Equity Fund and Bond Fund are each diversified open-end management investment companies. Technology Fund is a non-diversified open-end management investment company.

         This Statement of Additional Information may also refer to affiliated investment companies, including: First American Funds, Inc. ("FAF"); First American Strategy Funds, Inc. ("FASF"); First American Investment Funds, Inc. ("FAIF"); and eleven separate closed-end funds (American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc.-II, American Strategic Income Portfolio Inc.-III, American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., American Select Portfolio Inc., American Municipal Term Trust Inc., American Municipal Term Trust Inc.-II, American Municipal Term Trust Inc.-III, Minnesota Municipal Term Trust Inc., and Minnesota Municipal Term Trust Inc.-II) collectively referred to as the First American Closed-End Funds ("FACEF").

               ADDITIONAL INFORMATION CONCERNING FUND INVESTMENTS

         The main investment strategies of each Fund are set forth in the Funds' Prospectus. Additional information concerning main investment strategies of the Funds, and other investment strategies which may be used by the Funds, is set forth below. The Funds have attempted to identify investment strategies that will be employed in pursuing each Fund's investment objective. However, in the absence of an affirmative limitation, a Fund may utilize any strategy or technique that is consistent with its investment objective. The Funds do not anticipate that any such strategy or technique would exceed 5% of a Fund's assets absent specific identification of that practice. Additional information concerning the Funds' investment restrictions is set forth below under "Investment Restrictions."

         If a percentage limitation on investments by a Fund stated in this Section or in "Investment Restrictions" below is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing. A Fund which is limited to investing in securities with specified ratings is not required to sell a security if its rating is reduced or discontinued after purchase, but the Fund may consider doing so. Descriptions of the rating categories of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") are contained in "Ratings" below.

SHORT-TERM INVESTMENTS

         The Funds can invest in a variety of short-term instruments such as rated commercial paper and variable amount master demand notes; United States dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the United States Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Fund; securities of other mutual funds that invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to the advisory fee); and other similar high-quality short-term United States dollar-denominated obligations. The other mutual funds in which the Funds may so invest include money market funds advised by U.S. Bank National Association, the Funds' investment advisor ("U.S. Bank" or the "Advisor"), subject to certain restrictions contained in an exemptive order issued by the Securities and Exchange Commission ("SEC") with respect thereto.

         The Funds may also invest in Eurodollar Certificates of Deposit issued by foreign branches of United States or foreign banks; Eurodollar Time Deposits, which are United States dollar-denominated deposits in foreign branches of United States or foreign banks; and Yankee Certificates of Deposit, which are United States dollar-denominated certificates of deposit issued by United States branches of foreign banks and held in the United States. In each instance, these Funds may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

         Short-term investments and repurchase agreements may be entered into on a joint basis by the Funds and other funds advised by the Advisor to the extent permitted by an exemptive order issued by the Securities and Exchange Commission with respect to the Funds. A brief description of certain kinds of short-term instruments follows:

         COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. The Funds may purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by Standard & Poor's or Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. The Funds also may invest in commercial paper that is not rated but that is determined by the Advisor to be of comparable quality to instruments that are so rated. For a description of the rating categories of Standard & Poor's and Moody's, see "Ratings."

         BANKERS' ACCEPTANCES. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

         VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

         VARIABLE RATE DEMAND OBLIGATIONS. Variable rate demand obligations ("VRDO") are securities in which the interest rate is adjusted at pre-designated periodic intervals. VRDOs may include a demand feature which is a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised either at any time on no more than 30 days' notice or at specified intervals not exceeding 397 calendar days on no more than 30 days' notice.

U.S. GOVERNMENT SECURITIES

         The U.S. government securities in which the Funds may invest are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which the Funds invest principally are:

         o direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

         o        notes, bonds, and discount notes issued and guaranteed by U.S.
                  government agencies and instrumentalities supported by the full faith and credit of the United States;

         o notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and

         o notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities.

         The government securities in which the Funds may invest are backed in a variety of ways by the U.S. government or its agencies or instrumentalities. Some of these securities, such as Government National Mortgage Association ("GNMA") mortgage-backed securities, are backed by the full faith and credit of the U.S. government. Other securities, such as obligations of the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") are backed by the credit of the agency or instrumentality issuing the obligations but not the full faith and credit of the U.S. government. No assurances can be given that the U.S. government will provide financial support to these other agencies or instrumentalities because it is not obligated to do so.

U.S. TREASURY INFLATION-PROTECTION SECURITIES. The Funds' investments in U.S. Government securities may include may invest in U.S. Treasury inflation-protection securities, which are issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U").

         The value of the principal is adjusted for inflation, and pays interest every six months. The interest payment is equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

         The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

         Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

         The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.

         Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury's payment obligations on the inflation-protection security that need that month's CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

         Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value. STRIPS components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.


REPURCHASE AGREEMENTS

         Each Fund may invest in repurchase agreements to the extent specified in their respective Prospectuses. A repurchase agreement involves the purchase by a Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Fund entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), a Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Advisor will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements.

         The Funds' custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the appropriate Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

         The Funds may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered into, but delivery of and payment for the securities take place at a later date. A Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date. Pending delivery of the securities, each Fund will maintain in a segregated account cash or liquid high-grade securities in an amount sufficient to meet its purchase commitments.

         The purchase of securities on a when-issued or delayed delivery basis exposes a Fund to risk because the securities may decrease in value prior to delivery. In addition, a Fund's purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Fund's total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. However, the Funds will engage in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with their investment objectives, and not for the purpose of investment leverage. A seller's failure to deliver securities to a Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

         In connection with its ability to purchase securities on a when-issued or delayed delivery basis, Bond Fund may enter into mortgage "dollar rolls" in which it sells securities and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. In a mortgage dollar roll, Bond Fund gives up the right to receive principal and interest paid on the securities sold. However, Bond Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of Bond Fund compared with what such performance would have been without the use of mortgage dollar rolls. Bond Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price.

         When one of the Funds agrees to purchase securities on a when-issued or delayed delivery basis, the Fund's custodian will maintain in a segregated account cash or liquid securities in an amount sufficient to meet the Fund's purchase commitments. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, its liquidity and the ability of the Advisor to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever exceeded 25% of the value of its total assets. Under normal market conditions, however, a Fund's commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its total assets.

LENDING OF PORTFOLIO SECURITIES

         In order to generate additional income, each of the Funds may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into loan arrangements with broker-dealers, banks, or other institutions which the Advisor has determined are creditworthy under guidelines established by the Board of Directors. The Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees (including fees to the Advisor, acting as securities lending agent) in connection with these loans which, in the case of U.S. Bank, are 40% of the Funds' income from such securities lending transactions.

         In these loan arrangements, the Funds will receive collateral in the form of cash, United States Government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. This collateral must be valued daily by the Advisor and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending Fund or the borrower. While a Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

         U.S. Bank, the Funds' custodian and investment advisor, may act as securities lending agent for the Funds and receive separate compensation for such services, subject to compliance with conditions contained in an SEC exemptive order permitting U.S. Bank to provide such services and receive such compensation.

OPTIONS TRANSACTIONS

         To the extent set forth below, the Funds may purchase put and call options on equity securities, stock indices, interest rate indices and/or foreign currencies on securities that they own or have the right to acquire. These transactions will be undertaken for the purpose of reducing risk to the Funds; that is, for "hedging" purposes. Options on futures contracts are discussed below under "-- Futures and Options on Futures."

         OPTIONS ON SECURITIES. The Funds may purchase put and call options on securities they own or have the right to acquire. A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the "exercise price") at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the "premium" paid by the purchaser for the right to sell or buy.

         A Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, a Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

         OPTIONS ON STOCK INDICES. Growth Equity Fund, Value Equity Fund and Technology Fund may purchase put and call options on stock indices. Options on stock indices are similar to options on individual stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the stock index upon which the option is based is greater than, in the case of a call, or lesser than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements for stock index options are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks. The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the underlying stock index. A multiplier of 100 means that a one-point difference will yield $100. Options on different stock indices may have different multipliers.

         OPTIONS ON INTEREST RATE INDICES. Bond Fund may purchase put and call options on interest rate indices. An option on an interest rate index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the interest rate index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, for the premium received, to make delivery of this amount. Unlike interest rate futures options contracts, settlements for interest rate index options are always in cash. Gain or loss depends on interest rate movements with respect to specific financial instruments. As with stock index options, the multiplier for interest rate index options determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current value of the underlying interest rate index. Options on different interest rate indices may have different multipliers.

         WRITING OF CALL OPTIONS. Growth Equity Fund, Value Equity Fund and Technology Fund may write (sell) covered call options. These transactions would be undertaken principally to produce additional income. These Funds may write
(sell) covered call options covering up to 25% of the equity securities owned by such Fund.

         When a Fund sells a covered call option, it is paid a premium by the purchaser. If the market price of the security covered by the option does not increase above the exercise price before the option expires, the option generally will expire without being exercised, and the Fund will retain both the premium paid for the option and the security. If the market price of the security covered by the option does increase above the exercise price before the option expires, however, the option is likely to be exercised by the purchaser. In that case the Fund will be required to sell the security at the exercise price, and it will not realize the benefit of increases in the market price of the security above the exercise price of the option. These Funds may also write call options on stock indices the movements of which generally correlate with those of the respective Funds' portfolio holdings. These transactions, which would be undertaken principally to produce additional income, entail the risk of an imperfect correlation between movements of the index covered by the option and movements in the price of the Fund's portfolio securities.

         The writer (seller) of a call option has no control over when the underlying securities must be sold; the writer may be assigned an exercise notice at any time prior to the termination of the option. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. The writer of a call option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option on the same security as the option previously written. If a Fund was unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         LIMITATIONS. None of the Funds will invest more than 5% of the value of its total assets in purchased options, provided that options which are "in the money" at the time of purchase may be excluded from this 5% limitation. A call option is "in the money" if the exercise price is lower than the current market price of the underlying security or index, and a put option is "in the money" if the exercise price is higher than the current market price. A Fund's loss exposure in purchasing an option is limited to the sum of the premium paid and the commission or other transaction expenses associated with acquiring the option.

         The use of purchased put and call options involves certain risks. These include the risk of an imperfect correlation between market prices of securities held by a Fund and the prices of options, and the risk of limited liquidity in the event that a Fund seeks to close out an options position before expiration by entering into an offsetting transaction.

FUTURES AND OPTIONS ON FUTURES

         Bond Fund may engage in futures transactions and options on futures transactions, including interest rate futures, interest rate index futures and options thereon. Futures contracts and options on futures may be used in an effort to hedge against market risks.

         A futures contract on a security obligates one party to purchase, and the other to sell, a specified security at a specified price on a date certain in the future. A futures contract on an index obligates the seller to deliver, and entitles the purchaser to receive, an amount of cash equal to a specific dollar amount times the difference between the value of the index at the expiration date of the contract and the index value specified in the contract. The acquisition of put and call options on futures contracts will, respectively, give Bond Fund the right (but not the obligation), for a specified exercise price, to sell or to purchase the underlying futures contract at any time during the option period.

         At the same time a futures contract is purchased or sold, Bond Fund generally must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1-1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value. Futures transactions also involve brokerage costs and require the Fund to segregate liquid assets, such as cash, United States Government securities or other liquid high grade debt obligations equal to at least 100% of its performance under such contracts.

         Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of Bond Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed 1/3 of the market value of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company under the Code.

         When Bond Fund purchases options on futures, its potential loss is limited to the amount of the premiums paid for the options. As stated above, this amount may not exceed 5% of the Fund's total assets. When Bond Fund enters into futures contracts obligating it to purchase securities or an index in the future at a specified price, the Fund could lose 100% of its net assets in connection therewith if it engaged extensively in such transactions and if the market value or index value of the subject securities or index at the delivery or settlement date fell to zero for all contracts into which a Fund had entered. When Bond Fund enters into futures contracts obligating it to sell securities, its potential losses are unlimited if it does not own the securities covered by the contracts and it is unable to close out the contracts prior to the settlement date.

         Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. The Fund may lose the expected benefit of futures transactions if interest rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities limiting the Fund's ability to hedge effectively against interest rate or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

FIXED INCOME SECURITIES -- EQUITY FUNDS

         The fixed income securities in which Growth Equity Fund, Value Equity Fund and Technology Fund may invest include securities issued or guaranteed by the United States Government or its agencies or instrumentalities, nonconvertible preferred stocks, nonconvertible corporate debt securities, and short-term obligations of the kinds described above. Investments in nonconvertible preferred stocks and nonconvertible corporate debt securities will be limited to securities which are rated at the time of purchase not less than BBB by Standard & Poor's or Baa by Moody's (or equivalent short-term ratings), or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Advisor. Obligations rated BBB, Baa or their equivalent, although investment grade, have speculative characteristics and carry a somewhat higher risk of default than obligations rated in the higher investment grade categories.

         The fixed income securities specified above are subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities held by a Fund); (ii) credit risk (the risk that the issuers of debt securities held by a Fund default in making required payments); and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring a Fund to reinvest the prepayment at a lower interest rate).

FOREIGN SECURITIES

         GENERAL. Under normal market conditions Growth Equity Fund, Value Equity Fund and Technology Fund may invest up to 25% of total assets in securities of foreign issuers which are either listed on a United States securities exchange or represented by American Depositary Receipts.

         Furthermore, Bond Fund may invest up to 25%, of total assets in foreign securities payable in United States dollars. These securities may include securities issued or guaranteed by (i) the Government of Canada, any Canadian Province or any instrumentality and political subdivision thereof; (ii) any other foreign government agency or instrumentality; (iii) foreign subsidiaries of U.S. corporations and (iv) bonds of foreign issuers having total capital and surplus at the time of investment of at least $1 billion.

         Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of United States domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by United States corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

         In addition, there may be less publicly available information about a foreign company than about a United States domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to United States domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of United States banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of United States banks and United States domestic issuers.

         AMERICAN DEPOSITARY RECEIPTS. For many foreign securities, United States dollar-denominated American Depositary Receipts, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. American Depositary Receipts represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. American Depositary Receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in American Depositary Receipts rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many American Depositary Receipts. The information available for American Depositary Receipts is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

         Certain American Depositary Receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

         Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges. Foreign markets also have different clearance and settlement procedures, and in some markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

MORTGAGE-BACKED SECURITIES

         As described in the Prospectus, Bond Fund may invest in mortgage-backed securities. It will invest only in mortgage-backed securities that are Agency Pass-Through Certificates or collateralized mortgage obligations ("CMOs"), as defined and described below. In addition, the Fund may invest in private pass-through securities.

         Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an Agency Pass-Through Certificate is an obligation of or guaranteed by GNMA, FNMA or FHLMC. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The guarantee of GNMA with respect to GNMA certificates is backed by the full faith and credit of the United States, and GNMA is authorized to borrow from the United States Treasury in an amount which is at any time sufficient to enable GNMA, with no limitation as to amount, to perform its guarantee.

         FNMA is a federally chartered and privately owned corporation organized and existing under federal law. Although the Secretary of the Treasury of the United States has discretionary authority to lend funds to FNMA, neither the United States nor any agency thereof is obligated to finance FNMA's operations or to assist FNMA in any other manner.

         FHLMC is a federally chartered corporation organized and existing under federal law, the common stock of which is owned by the Federal Home Loan Banks. Neither the United States nor any agency thereof is obligated to finance FHLMC's operations or to assist FHLMC in any other manner.

         The mortgage loans underlying GNMA certificates are partially or fully guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.

         The residential mortgage loans evidenced by Agency Pass-Through Certificates and upon which CMOs are based generally are secured by first mortgages on one- to four-family residential dwellings. Such mortgage loans generally have final maturities ranging from 15 to 30 years and provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loans receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a "due-on-sale" clause requiring the loans to be repaid in full upon the sale of the property securing the loans. Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision.

         Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. Bond Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

         CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency Pass-Through Certificates. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and creditworthiness typically depend, among other factors, on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy.

         CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. For instance, holders may hold interests in CMO tranches called Z-tranches which defer interest and principal payments until one or other classes of the CMO have been paid in full. In addition, for example:

         o In a sequential-pay CMO structure, one class is entitled to receive all principal payments and prepayments on the underlying mortgage loans (and interest on unpaid principal) until the principal of the class is repaid in full, while the remaining classes receive only interest; when the first class is repaid in full, a second class becomes entitled to receive all principal payments and prepayments on the underlying mortgage loans until the class is repaid in full, and so forth.

         o A planned amortization class ("PAC") of CMOs is entitled to receive principal on a stated schedule to the extent that it is available from the underlying mortgage loans, thus providing a greater (but not absolute) degree of certainty as to the schedule upon which principal will be repaid.

         o An accrual class of CMOs provides for interest to accrue and be added to principal (but not be paid currently) until specified payments have been made on prior classes, at which time the principal of the accrual class (including the accrued interest which was added to principal) and interest thereon begins to be paid from payments on the underlying mortgage loans.

         o As discussed above with respect to Agency Pass-Through Certificates, an interest- only class of CMOs entitles the holder to receive all of the interest and none of the principal on the underlying mortgage loans, while a principal-only class of CMOs entitles the holder to receive all of the principal payments and prepayments and none of the interest on the underlying mortgage loans.

         o A floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the same direction and magnitude as changes in a specified index rate. An inverse floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as or in a multiple of, changes in a specified index rate. Floating rate and inverse floating rate classes also may be subject to "caps" and "floors" on adjustments to the interest rates which they bear.

         o A subordinated class of CMOs is subordinated in right of payment to one or more other classes. Such a subordinated class provides some or all of the credit support for the classes that are senior to it by absorbing losses on the underlying mortgage loans before the senior classes absorb any losses. A subordinated class which is subordinated to one or more classes but senior to one or more other classes is sometimes referred to as a "mezzanine" class. A subordinated class generally carries a lower rating than the classes that are senior to it, but may still carry an investment grade rating.

         REMICs are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates of interest and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured principally by real property.

         It generally is more difficult to predict the effect of changes in market interest rates on the return on mortgage-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases. The return on interest-only and principal-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only and inverse floating rate mortgage-backed securities generally have greater risk than more conventional classes of mortgage-backed securities. In no event will Bond Fund invest more than 10% of its total assets in interest-only, principal-only, inverse interest only or inverse floating rate mortgage-backed securities.

ASSET-BACKED SECURITIES

         Bond Fund may invest in asset-backed securities. Asset-backed securities generally constitute interests in, or obligations secured by, a pool of receivables other than mortgage loans, such as automobile loans and leases, credit card receivables, home equity loans and trade receivables. Asset-backed securities generally are issued by a private special-purpose entity. Their ratings and creditworthiness typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.

ZERO COUPON SECURITIES

         Bond Fund may invest in zero coupon, fixed income securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall.

ADJUSTABLE RATE MORTGAGE SECURITIES

         Bond Fund may invest in adjustable rate mortgage securities ("ARMS"). ARMS are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. ARMS also include adjustable rate tranches of CMOs. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMs move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates.

         ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS.

DEBT OBLIGATIONS RATED LESS THAN INVESTMENT GRADE

         Bond Fund may invest in debt obligations rated less than investment grade or unrated and of comparable quality as determined by the Advisor. Bond Fund may also invest in "equity securities" which include corporate debt obligations convertible into common stock. Generally, debt obligations rated BB, B or CCC by Standard & Poor's or Ba, B or Caa by Moody's are considered to be less than "investment grade" and are sometimes referred to as "junk bonds." Bond Fund may invest in both investment grade and non-investment grade (lower-rated) bonds rated at least B of equivalent quality.

         Participation in non-investment grade securities involves greater returns in the form of higher average yields. Yields on less than investment grade debt obligations will fluctuate over time. The prices of such obligations have been found to be less sensitive to interest rate changes than higher rated obligations, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of less than investment grade debt obligations. If the issuer of a security held by Bond Fund defaulted, the Fund might incur additional expenses to seek recovery.

         In addition, the secondary trading market for less than investment grade debt obligations may be less developed than the market for investment grade obligations. This may make it more difficult for Bond Fund to value and dispose of such obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of less than investment grade obligations, especially in a thin secondary trading market.

         Certain risks also are associated with the use of credit ratings as a method for evaluating less than investment grade debt obligations. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of such obligations. In addition, credit rating agencies may not timely change credit ratings to reflect current events. Thus, the success of Bond Fund's use of less than investment grade convertible debt obligations may be more dependent on the Advisor's own credit analysis than is the case with investment grade obligations.

FLOATING RATE CORPORATE DEBT OBLIGATIONS

         Bond Fund expects to invest in floating rate corporate debt obligations including increasing rate securities. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities.

FIXED RATE CORPORATE DEBT OBLIGATIONS

         Bond Fund will invest in fixed rate securities. Fixed rate securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities, as described above, behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

PAYMENT-IN-KIND DEBENTURES AND DELAYED INTEREST SECURITIES

         Bond Fund may invest in debentures the interest on which may be paid in other securities rather than cash ("PIKs"). Typically, during a specified term prior to the debenture's maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock or other instruments (i.e., "in kind" rather than in cash). The type of instrument in which interest may or will be paid would be known by the Fund at the time of investment. While PIKs generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

         Unlike PIKs, delayed interest securities do not pay interest for a specified period. Because values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly, they may be more speculative than such securities.

PREFERRED STOCK

         The Funds may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

         Although Bond Fund will not make direct purchases of common or preferred stocks or rights to acquire common or preferred stocks, it may invest in debt securities which are convertible into or exchangeable for, or which carry warrants or other rights to acquire, such stocks. Equity interests acquired through conversion, exchange or exercise of rights to acquire stock will be disposed of by Bond Fund as soon as practicable in an orderly manner.

PARTICIPATION INTERESTS

         Bond Fund may acquire participation interests in senior, fully secured floating rate loans that are made primarily to U.S. companies. The Fund's investments in participation interests are subject to its limitation on investments in illiquid securities. The Fund may purchase only those participation interests that mature in one year or less, or, if maturing in more than one year, have a floating rate that is automatically adjusted at least once each year according to a specified rate for such investments, such as a published interest rate or interest rate index. Participation interests are primarily dependent upon the creditworthiness of the borrower for payment of interest and principal.


                                CFTC INFORMATION

         The Commodity Futures Trading Commission (the "CFTC"), a federal agency, regulates trading activity pursuant to the Commodity Exchange Act, as amended. The CFTC requires the registration of "commodity pool operators," which are defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others funds, securities or property for the purpose of trading in a commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which (i) will use commodity futures or commodity options contracts solely for bona fide hedging purposes (provided, however, that in the alternative, with respect to each long position in a commodity future or commodity option contract, an investment company may meet certain other tests set forth in Rule 4.5); (ii) will not enter into commodity futures and commodity options contracts for which the aggregate initial margin and premiums exceed 5% of its assets; (iii) will not be marketed to the public as a commodity pool or as a vehicle for investing in commodity interests; (iv) will disclose to its investors the purposes of and limitations on its commodity interest trading; and (v) will submit to special calls of the CFTC for information. Any investment company desiring to claim this exclusion must file a notice of eligibility with both the CFTC and the National Futures Association. FAIP has made such notice filings with respect to Bond Fund which may invest in commodity futures or commodity options contracts.


                             INVESTMENT RESTRICTIONS

         In addition to the investment objectives and policies set forth in the Prospectus and under the caption "Additional Information Concerning Fund Investments" above, each of the Funds is subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 6 below are fundamental and cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

         None of the Funds will:

         1. Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction. (As a non-fundamental policy, no fund will make additional investments while its borrowings exceed 5% of total assets.)

         2. Concentrate its investments in a particular industry, except that Technology Fund will concentrate its investments in the technology industry. For purposes of this limitation, the U.S. Government, and state or municipal governments and their political subdivisions, are not considered members of any industry. Whether a Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

         3. Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

         4. Purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or interest therein or in securities of companies that deal in real estate or mortgages.

         5. Purchase physical commodities or contracts relating to physical commodities.

         6. Make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

         The following restriction is non-fundamental and may be changed by FAIP's Board of Directors without a shareholder vote: None of the Funds will invest more than 15% of its net assets in all forms of illiquid investments.

         For determining compliance with its investment restriction relating to industry concentration, Bond Fund classifies asset-backed securities in its portfolio in separate industries based upon a combination of the industry of the issuer or sponsor and the type of collateral. The industry of the issuer or sponsor and the type of collateral will be determined by the Advisor. For example, an asset-backed security known as "Money Store 94-D A2" would be classified as follows: the issuer or sponsor of the security is The Money Store, a personal finance company, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Personal Finance Companies -- Automobile. Similarly, an asset-backed security known as "Midlantic Automobile Grantor Trust 1992-1 B" would be classified as follows: the issuer or sponsor of the security is Midlantic National Bank, a banking organization, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Banks -- Automobile. Thus, an issuer or sponsor may be included in more than one "industry" classification, as may a particular type of collateral.


                        DIRECTORS AND EXECUTIVE OFFICERS

         The directors and executive officers of FAIP are listed below, together with their business addresses and their principal occupations during the past five years. Directors who are "interested persons" (as that term is defined in the 1940 Act) of FAIP are identified with an asterisk.

DIRECTORS

         Robert J. Dayton, 5140 Norwest Center, Minneapolis, Minnesota 55402:
Director of FAF since December 1994 and of FAIF since September 1994, of FASF since June 1996 and of FAIP since August 1999; Chairman (1989-1993) and Chief Executive Officer (1993-present), Okabena Company (private family investment office). Age: 56.

         Roger A. Gibson, 1020 15th Street, Ste. 41A, Denver, Colorado 80202:
Director of FAF, FAIF and FASF since October 1997, and of FAIP since August 1999; Vice President North America-Mountain Region for United Airlines since June 1995; prior to his current position, served most recently as Vice President Customer Service for United Airlines in the West Region in San Francisco and the Mountain Region in Denver, Colorado; employee at United Airlines since 1967.
Age: 52.

         Andrew M. Hunter III, 537 Harrington Road, Wayzata, Minnesota 55391:
Director of FAIF, FAF and FASF since January 1997, and of FAIP since August 1999; Chairman of Hunter, Keith Industries, a diversified manufacturing and services management company, since 1975. Age: 51.

         Leonard W. Kedrowski, 16 Dellwood Avenue, Dellwood, Minnesota 55110:
Director of FAF and FAIF since November 1993, of FASF since June 1996, and of FAIP since August 1999; Owner and President of Executive and Management Consulting, Inc., a management consulting firm since 1992; Vice President, Chief Financial Officer, Treasurer, Secretary and Director of Anderson Corporation, a large privately-held manufacturer of wood windows, from 1983 to October 1992.
Age: 57.

         * John M. Murphy, Jr., 601 Second Avenue South, Minneapolis, Minnesota 55402; Director of FAIF, FAF and FASF since June 1999, and of FAIP since August 1999; Executive Vice President of U.S. Bancorp since January 1999; Chairman and Chief Investment Officer of First American Asset Management and U.S. Bank Trust, N.A., and Executive Vice President of U.S. Bancorp, from 1991 to 1999. Age 57.

         * Robert L. Spies, 4715 Twin Lakes Avenue, Brooklyn Center, Minnesota 55429: Director of FAIF, FAF and FASF since January 31, 1997, and of FAIP since August 1999; employed by U.S. Bancorp and subsidiaries from 1957 to January 31, 1997, most recently as Vice President, U.S. Bank National Association. Age: 65.

         Joseph D. Strauss, 8617 Edenbrook Crossing, # 443, Brooklyn Park, Minnesota 55443: Director of FAF since 1984 and of FAIF since April 1991, of FASF since June 1996, and of FAIP since August 1999; Chairman of FAF's and FAIF's Boards from 1993 to September 1997 and of FASF's Board from June 1996 to September 1997; President of FAF and FAIF from June 1989 to November 1989; Owner and President, Strauss Management Company, since 1993; Owner and President, Community Resource Partnerships, Inc., a community business retention survey company, since 1992; attorney-at-law. Age: 58.

         Virginia L. Stringer, 712 Linwood Avenue, St. Paul, Minnesota 55105:
Director of FAIF since August 1987, of FAF since April 1991, of FASF since June 1996, and of FAIP since August 1999; Chair of FAIF's, FAF's and FASF's Boards since September 1997; Owner and President, Strategic Management Resources, Inc. since 1993; formerly President and Director of The Inventure Group, a management consulting and training company, President of Scott's, Inc., a transportation company, and Vice President of Human Resources of The Pillsbury Company. Age:
55.

EXECUTIVE OFFICERS

         Mark Nagle, SEI Investments Company, Oaks, Pennsylvania 19456; President of FAIF, FAF and FASF since September 1998, and of FAIP since September 1999; President and Senior Vice President of Fund Accounting and Administration of the Sub-Administrator since 1998; Vice President of Fund Accounting and Administration of the Sub-Administrator from 1996 to 1998; Vice President of the Distributor since December 1997; Vice President of Fund Accounting, BISYS Fund Services, Inc., from November 1995 to November 1996; Senior Vice President, Fidelity Investments, prior to November 1995. Age: 41.

         James F. Volk, SEI Investments Company, Oaks, Pennsylvania 19456; Controller and Treasurer of FAIF, FAF, FASF and FAIP since September 1999; Director, Investment Accounting Operations and Co-director, International Fund Accounting Group, SEI Investments Mutual Funds Services since February 1996; Assistant Chief Accountant, SEC's Division of Investment Management from 1993 to 1996; Senior Manager, Coopers & Lybrand, from 1984 to 1993. Age: 37.

         Michael J. Radmer, 220 South Sixth Street, Minneapolis, Minnesota 55402; Secretary of FAIF since April 1991, and of FAF since 1981, and of FASF since June 1996, and of FAIP since September 1999; Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm and general counsel of FAIF, FAF and FASF.
Age: 55.

         James D. Alt, 220 South Sixth Street, Minneapolis, Minnesota 55402; Assistant Secretary of FAF, FAIF and FASF since September 1998, and of FAIP since September 1999; Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.
Age: 48.

         Kathleen L. Prudhomme, 220 South Sixth Street, Minneapolis, Minnesota 55402; Assistant Secretary of FAF, FAIF and FASF since September 1998, and of FAIP since September 1999; Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm. Age: 46.

         Kevin P. Robins, SEI Investments Company, Oaks, Pennsylvania 19456:
Vice President and Assistant Secretary of FAIF and FAF since April 1994, and of FASF since June 1996 and of FAIP since September 1999; Senior Vice President and General Counsel of the Sub-Administrator and Distributor since 1994. Vice President of the Administrator and Distributor from 1992 to 1994. Associate, Morgan Lewis & Bockius from 1988 to 1992. Age: 37.

         Todd Cipperman, SEI Investments Company, Oaks, Pennsylvania 19456: Vice President and Assistant Secretary of FAIF, FAF and FASF since December 1996, and of FAIP since September 1999; Vice President and Assistant Secretary of the Sub-Administrator and the Distributor since 1995. Associate, Dewey Ballantine from 1994 to 1995; Associate, Winston & Stawn from 1991 to 1994. Age: 33.

         Lydia A. Gavalis, SEI Investments Company, Oaks, Pennsylvania 19456; Vice President and Assistant Secretary of FAIF, FAF and FASF since January 1998, and of FAIP since September 1999; Vice President and Assistant Secretary of the Sub-Administrator and the Distributor each since January 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange from 1989 to 1998. Age: 37.

         Lynda J. Streigel, SEI Investments Company, Oaks, Pennsylvania 19456; Vice President and Assistant Secretary of FAIF, FAF and FASF since January 1998, and of FAIP since September 1999; Vice President and Assistant Secretary of the Sub-Administrator and the Distributor since January 1998; Senior Asset Management Counsel, Barnett Banks, Inc. from 1993 to 1997; Partner, Groom and Nordberg, Chartered from 1996 to 1997; and Associate General Counsel, Riggs Bank, N.A. from 1992 to 1995. Age: 53.

         James R. Foggo, SEI Investments Company, Oaks, Pennsylvania 19456; Vice President and Assistant Secretary of FAIF, FAF and FASF since September 1998, and of FAIP since September 1999; Vice President and Assistant Secretary of the Administrator and Distributor since September 1998; Associate Attorney, Paul, Weiss, Rifkind, Wharton and Garrison from January 1998 to August 1998; Associate Attorney, Baker & McKenzie from January 1995 to January 1998. Age: 36.

         Edward T. Searle, SEI Investments Company, Oaks, Pennsylvania 19456;Vice President and Assistant Secretary of FAF, FAIF, FASF and FAIP since September 1999; Vice President and Assistant Secretary of the Administrator and Distributor since August 1999; Associate, Drinker, Biddle, and Reath, LLP from 1998 to 1999; Associate, Ballard, Spahr, Andrews and Ingersoll, LLP from 1995 to 1998. Age: 45.

COMPENSATION

         The First American Family of Funds, which includes FAIF, FAF, FASF, FAIP and FACEF, currently pays only to directors of the funds who are not paid employees or affiliates of the funds a fee of $27,000 per year ($40,500 in the case of the Chair) plus $4,000 ($6,000 in the case of the Chair) per meeting of the Board attended and $1,200 per committee meeting attended ($1,800 in the case of a committee chair) and reimburses travel expenses of directors and officers to attend Board meetings. In the event of telephonic Board or committee meetings, each director receives a fee of $500 per Board or committee meeting ($750 in the case of the Chair or committee chair). In addition, directors may receive a per diem fee of $1,500 per day, plus travel expenses when directors travel out of town on Fund business. However, directors do not receive the $1,500 per diem amount plus the foregoing Board or committee fee for an out-of-town committee or Board meeting but instead receive the greater of the total per diem fee or meeting fee. Legal fees and expenses are also paid to Dorsey & Whitney LLP, the law firm of which Michael J. Radmer, secretary of FAIF, FAF, FASF, FAIP and FACEF, James D. Alt, assistant secretary of of FAIF, FAF, FASF, FAIP and FACEF, and Kathleen L. Prudhomme, assistant secretary of of FAIF, FAF, FASF, FAIP and FACEF, are partners. The following table sets forth information concerning aggregate compensation paid to each director of FAIP by FAIF, FAF, FASF and FACEF collectively (column 5) during the fiscal year ended September 30, 1999 (no fees were paid by FAIP during the fiscal year ended September 30, 1999).

                 (1)                         (2)                (3)               (4)                (5)
      NAME OF PERSON, POSITION            AGGREGATE         PENSION OR     ESTIMATED ANNUAL         TOTAL


                                       17

                                         COMPENSATION       RETIREMENT       BENEFITS UPON    COMPENSATION FROM
                                       FROM REGISTRANT       BENEFITS         RETIREMENT        REGISTRANT AND
                                                            ACCRUED AS                        FUND COMPLEX PAID
                                                           PART OF FUND                          TO DIRECTORS
                                                             EXPENSES

Robert J. Dayton, Director                  -0-               -0-                -0-             $64,750.00
Roger A. Gibson, Director                   -0-               -0-                -0-              56,200.00
Andrew M. Hunter III, Director              -0-               -0-                -0-              68,530.00
Leonard W. Kedrowski, Director              -0-               -0-                -0-              62,200.00
Robert L. Spies, Director                   -0-               -0-                -0-              60,400.00
John M. Murphy, Jr., Director               -0-               -0-                -0-                      0
Joseph D. Strauss, Director                 -0-               -0-                -0-              73,110.00
Virginia L. Stringer, Director              -0-               -0-                -0-              80,052.00



         The directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan (the "Plan"). Under the Plan, a director may elect to have his or her deferred fees treated as if they had been invested in the shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan will have a negligible impact on Fund assets and liabilities and will not obligate the Funds to retain any director or pay any particular level of compensation.


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT

         U.S. Bank National Association (the "Advisor"), 601 Second Avenue South, Minneapolis, Minnesota 55480, serves as the investment advisor and manager of the Funds through its First American Asset Management group. The Advisor is a national banking association that has professionally managed accounts for individuals, insurance companies, foundations, commingled accounts, trust funds, and others for over 75 years. The Advisor is a subsidiary of U.S. Bancorp ("USB"), 601 Second Avenue South, Minneapolis, Minnesota 55480, which is a regional multi-state bank holding company headquartered in Minneapolis, Minnesota that primarily serves the Midwestern, Rocky Mountain and Northwestern states. USB operates four banks and eleven trust companies with banking offices in 16 contiguous states. USB also has various other subsidiaries engaged in financial services. At September 30, 1999 on a pro forma combined basis, USB and its consolidated subsidiaries had consolidated assets of more than $77 billion, consolidated deposits of more than $47 billion and shareholders' equity of more than $6 billion.

         Pursuant to an Investment Advisory Agreement dated ________ ____ , _______ (the "Advisory Agreement"), the Funds engage the Advisor to act as investment Advisor for and to manage the investment of the assets of the Funds. Each Fund pays the Advisor monthly fees calculated on an annual basis equal to _____% of its average daily net assets. The Advisory Agreement requires the Advisor to provide FAIP with all necessary office space, personnel and facilities necessary and incident to the Advisor's performance of its services thereunder. The Advisor is responsible for the payment of all compensation to personnel of FAIP and the officers and directors of FAIP, if any, who are affiliated with the Advisor or any of its affiliates.

         In addition to the investment advisory fee, each Fund pays all its expenses that are not expressly assumed by the Advisor or any other organization with which the Fund may enter into an agreement for the performance of services. Each Fund is liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party, and it may have an obligation to indemnify its directors and officers with respect to such litigation.

         The Advisor may, at its option, waive any or all of its fees, or reimburse expenses, with respect to any Fund from time to time. Any such waiver or reimbursement is voluntary and may be discontinued at any time. The Advisor also may absorb or reimburse expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering a Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may be.

         The Funds had not commenced operations prior to the date of this Statement of Additional Information. The contractual fee rate is shown in the following table :



                                         ADVISORY FEE

Growth Equity Fund
Value Equity Fund
Technology Fund
Bond Fund

ADMINISTRATION AGREEMENT

         The Advisor also serves as the Administrator for the Funds pursuant to an Administration Agreement between it and the Funds. Under the Administration Agreement, the Administrator is compensated to provide, or, compensates other entities to provide services to the Funds. These services include, various legal, oversight and administrative services, accounting services, transfer agency and dividend disbursing services and shareholder services. The Funds pay the Administrator an asset-based fee at an annual rate, which is calculated daily and paid monthly, equal to each Fund's pro rata share of an amount equal to _____% of the aggregate average daily assets of all open-end mutual funds in the First American fund family up to $8 billion, and ______% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of $8 billion. (For the purposes of this Agreement, the First American fund family includes all series of FAF, FAIF, FASF and FAIP.) In addition, the funds pay the Administrator annual fees of $________ per CUSIP, shareholder account fees of $____ per account and closed account fees of $_____ per account.

DISTRIBUTOR

         SEI Investments Distribution Co. (the "Distributor"), Oaks PA 19456, serves as the distributor for the Funds. The Distributor is a wholly-owned subsidiary of SEI Investments Company. Distributor has agreed to perform all distribution services and functions of the Funds to the extent such services and functions are not provided to the Funds pursuant to another agreement.

         Fund shares and other securities distributed by the Distributor are not deposits or obligations of, or endorsed or guaranteed by, U.S. Bank or its affiliates, and are not insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation.

         The Distribution Agreement provides that it will continue in effect for a period of more than one year from the date of its execution only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board of Directors of FAIP and by the vote of the majority of those Board members of FAIP who are not interested persons of FAIP.

CUSTODIAN; COUNSEL; AUDITORS

         CUSTODIAN. The Advisor also acts as Custodian of the Funds' assets. The address of U.S. Bank's custodian operations is U.S. Bank Center, 180 East Fifth Street, St. Paul, Minnesota 55101. All of the instruments representing the investments of the Funds and all cash is held by the Custodian. The Custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits Fund assets in payment of Fund expenses, pursuant to instructions of FAIP's officers or resolutions of the Board of Directors.

         As compensation for its services to the Funds, the Custodian is paid a monthly fee calculated on an annual basis equal to _______% of such Fund's average daily net assets. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Funds. The Custodian continues to serve so long as its appointment is approved at least annually by the Board of Directors including a majority of the directors who are not interested persons (as defined under the 1940 Act) of FAIP.

         COUNSEL. Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, is independent counsel for the Funds.

         AUDITORS. Ernst & Young LLP, 1400 Pillsbury Center, Minneapolis, Minnesota 55402, serves as the Funds' independent auditors, providing audit services, including audits of the annual financial statements and assistance and consultation in connection with SEC filings.

               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

         Decisions with respect to placement of the Funds' portfolio transactions are made by the Advisor. The Funds' policy is to seek to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable price. The Advisor may, however, select a broker or dealer to effect a particular transaction without communicating with all brokers or dealers who might be able to effect such transaction because of the volatility of the market and the desire of the Advisor to accept a particular price for a security because the price offered by the broker or dealer meets guidelines for profit, yield or both. Many of the portfolio transactions involve payment of a brokerage commission by the appropriate Fund. In some cases, transactions are with dealers or issuers who act as principal for their own accounts and not as brokers. Transactions effected on a principal basis are made without the payment of brokerage commissions but at net prices, which usually include a spread or markup. In effecting transactions in over-the-counter securities, the Funds deal with market makers unless it appears that better price and execution are available elsewhere.

         While the Advisor does not deem it practicable and in the Funds' best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given by the Advisor to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

         Subject to the policy of seeking favorable price and execution for the transaction size and risk involved, in selecting brokers and dealers other than the Distributor and determining commissions paid to them, the Advisor may consider ability to provide supplemental performance, statistical and other research information as well as computer hardware and software for research purposes for consideration, analysis and evaluation by the staff of the Advisor. In accordance with this policy, the Funds do not execute brokerage transactions solely on the basis of the lowest commission rate available for a particular transaction. Subject to the requirements of favorable price and efficient execution, placement of orders by securities firms for the purchase of shares of the Funds may be taken into account as a factor in the allocation of portfolio transactions.

         Research services that may be received by the Advisor would include advice, both directly and indirectly and in writing, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. The research services may allow the Advisor to supplement its own investment research activities and enable the Advisor to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Funds. To the extent portfolio transactions are effected with brokers and dealers who furnish research services, the Advisor would receive a benefit, which is not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Funds from these transactions. Research services furnished by brokers and dealers used by the Funds for portfolio transactions may be utilized by the Advisor in connection with investment services for other accounts and, likewise, research services provided by brokers and dealers used for transactions of other accounts may be utilized by the Advisor in performing services for the Funds. The Advisor determines the reasonableness of the commissions paid in relation to it view of the value of the brokerage and research services provided, considered in terms of the particular transactions and it overall responsibilities with respect to all accounts as to which it exercises investment discretion.

         The Advisor has not entered into any formal or informal agreements with any broker or dealer, and does not maintain any "formula" that must be followed in connection with the placement of Fund portfolio transactions in exchange for research services provided to the Advisor, except as noted below. The Advisor may, from time to time, maintain an informal list of brokers and dealers that will be used as a general guide in the placement of Fund business in order to encourage certain brokers and dealers to provide the Advisor with research services, which the Advisor anticipates will be useful to it. Any list, if maintained, would be merely a general guide, which would be used only after the primary criteria for the selection of brokers and dealers (discussed above) had been met, and accordingly, substantial deviations from the list could occur. The Advisor would authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged only if the Advisor determined in good faith that the amount of such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Advisor with respect to the Funds.

         The Funds do not effect any brokerage transactions in their portfolio securities with any broker or dealer affiliated directly or indirectly with the Advisor or the Distributor unless such transactions, including the frequency thereof, the receipt of commission payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds, as determined by the Board of Directors. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to the Funds as the Funds can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.

         When two or more clients of the Advisor are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the Advisor to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.


                                  CAPITAL STOCK

         Each share of each Fund's $.01 par value common stock is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.

         Each share of a Fund has one vote. On some issues, such as the election of directors, all shares of all FAIP Funds vote together as one series. The shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors are able to elect all of the directors if they choose to do so. On issues affecting only a particular Fund, the shares of that Fund will vote as a separate series. An example of such an issue would be a proposal to alter a fundamental investment restriction pertaining to a Fund.

         The Bylaws of FAIP provide that annual shareholders meetings are not required and that meetings of shareholders need only be held with such frequency as required under Minnesota law and the 1940 Act.

         As of ____________ ___, 2000, [NAME] [ADDRESS], owned 100% of the outstanding shares of each Fund. ____________ will be able to control all votes of each Fund's shareholders until other purchase a number of shares of a Fund sufficient to constitute a majority of such Fund's shares.

                                                  Percentage of Shares Owned
                                               ---------------------------------
Growth Equity Fund
                                                                   100%
Value Equity Fund
                                                                   100%
Technology Fund
                                                                   100%
Bond Fund
                                                                   100%




                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

         The public offering price of the shares of a Fund generally equals the Fund's net asset value. On ___________, 2000, the net asset value per share for each Fund was calculated as follows:

                                                  Net Asset Value
                                          ---------------------------------
Growth Equity Fund
Value Equity Fund
Technology Fund
Bond Fund


         The net asset value of each Fund's shares is determined on each day during which the New York Stock Exchange (the "NYSE") is open for business. The NYSE is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each year the NYSE may designate different dates for the observance of these holidays as well as designate other holidays for closing in the future. To the extent that the securities of a Fund are traded on days that the Fund is not open for business, such Fund's net asset value per share may be affected on days when investors may not purchase or redeem shares.

                                FUND PERFORMANCE

         Advertisements and other sales literature for the Funds may refer to a Fund's "average annual total return" and "cumulative total return." In addition, Bond Fund may provide yield calculations in advertisements and other sales literature. All such yield and total return quotations are based on historical earnings and are not intended to indicate future performance. The return on and principal value of an investment in any of the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         AVERAGE ANNUAL TOTAL RETURN. Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. Average annual total return figures are computed according to the following formula:

                 n
         P(1 + T)    =    ERV

         Where:   P        =       a hypothetical initial payment of $1,000
                  T        =       average annual total return
                  n        =       number of years
                  ERV      =       ending  redeemable  value at the end of the
                                   period  of a  hypothetical  $1,000
                                   payment made at the beginning of such period

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

         The Advisor and Distributor may waive a portion of their fees on a voluntary basis, thereby increasing total return and yield. These fees may or may not be waived in the future in the Advisor's or Distributor's discretion.

         CUMULATIVE TOTAL RETURN. Cumulative total return is calculated by subtracting a hypothetical $1,000 investment in a Fund from the redeemable value of such investment at the end of the advertised period, dividing such difference by $1,000 and multiplying the quotient by 100. Cumulative total return is computed according to the following formula:

                  CTR      =   (ERV-P) 100
                               (-----)
                               (  P  )

                  Where:   CTR    =    Cumulative total return;

                           ERV    =    ending redeemable value at the end of the
                                       period of a hypothetical $1,000 payment
                                       made at the beginning of such period; and
                           P      =    initial payment of $1,000.

This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the applicable Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

         YIELD. Yield is computed by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the advertised period by the offering price per share (including the maximum sales charge) on the last day of the period. The result will then be "annualized" using a formula that provides for semi-annual compounding of income. Yield is computed according to the following formula:

                                 6
         YIELD    =   2[(a-b + 1) - 1]
                        (---    )
                        (cd     )

         Where:   a   =   dividends and interest earned during the period;
                  b   =   expenses accrued for the period (net of
                          reimbursements);
                  c   =   the average daily number of shares
                          outstanding during the period that were
                          entitled to receive dividends; and
                  d   =   the maximum offering price per share on the last
                          day of the period.

         CERTAIN PERFORMANCE COMPARISONS. In addition to advertising total return and yield, comparative performance information may be used from time to time in advertising the Funds' shares, including data from Lipper Analytical Services, Inc. ("Lipper"), Morningstar, other industry publications and other entities or organizations which track the performance of investment companies. The performance of each Fund may be compared to that of its unmanaged benchmark index and to the performance of similar funds as reported by Lipper or such other database services.

         HISTORICAL DISTRIBUTION RATES. The Funds' historical annualized distribution rates are computed by dividing the income dividends of a Fund for a stated period by the maximum offering price on the last day of such period.

         ANNUALIZED CURRENT DISTRIBUTION RATES. The Funds' annualized current distribution rates are computed by dividing a Fund's income dividends for a specified month (or three-month period, in the case of Technology Fund) by the number of days in that month (or three-month period, in the case of Technology
Fund) and multiplying by 365, and dividing the resulting figure by the maximum offering price on the last day of the specified period.

                                    TAXATION

         Shares of the Funds are offered only to Separate Accounts that fund variable annuity contracts and variable life insurance policies issued by Participating Insurance Companies. See the Prospectus of such contracts for a discussion of the special taxation of insurance companies with respect to the Separate Accounts, the variable annuity contracts, variable insurance policies, and the holders thereof.

         The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in each Fund of FAIP. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in each Fund. The summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.

         GENERAL. The following is only a summary of certain additional tax considerations generally affecting each Fund that are not described in the Prospectuses. The discussions below and in the Prospectuses are not intended as substitutes for careful tax planning.

         The holders of variable life insurance policies or annuity contracts should not be subject to tax with respect to distributions made on, or redemptions of, Fund shares, assuming that the variable life insurance policies and annuity contracts qualify under the Code as life insurance contracts or annuities, respectively, and that the shareholders are not treated as owners of the Fund shares. Thus, this summary does not describe the tax consequences to a holder of a life insurance policy or annuity contract as a result of the ownership of such policies or contracts. Policy or contract holders must consult the prospectuses of their respective policies or contracts for information concerning the federal income tax consequences of owning such policies or contracts. This summary also does not describe the tax consequences applicable to the owners of the Fund shares because the Fund shares will be sold only to insurance companies. Thus, purchasers of Fund shares must consult their own tax advisers regarding the federal, state, and local tax consequences of owning Fund shares.

         Each Fund intends to fulfill the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, each Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

         Qualification as a regulated investment company under the Code requires, among other things, that (a) a Fund derive at least 90% of its gross income for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); and (b) such Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of such Fund's total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

         If a Fund complies with such provisions, then in any taxable year in which such Fund distributes, in compliance with the Code's timing and other requirements, at least 90% of its "investment company taxable income" (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than "net capital gain," as defined below, and is reduced by deductible expenses), and at least 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, such Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if a Fund retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest.

         If a Fund invests in U.S. Treasury inflation-protection securities, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation-protection securities that are issued in stripped form either as tripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price" as those terms are defined in the Code. A Fund holding an obligation with original issue discount is required to accrue as ordinary income a portion of such original issue discount even though it receives no cash currently as interest payment corresponding to the amount of the original issue discount. Because each Fund is required to distribute substantially all of its net investment income (including accrued original issue discount) in order to be taxed as a regulated investment company, it may be required to distribute an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities.

         Some of the investment practices that may be employed by the Funds will be subject to special provisions that, among other things, may defer the use of certain losses of such Funds, affect the holding period of the securities held by the Funds and, particularly in the case of transactions in or with respect to foreign currencies, affect the character of the gains or losses realized. These provisions may also require the Funds to mark-to-market some of the positions in their respective Funds (i.e., treat them as closed out) or to accrue original discount, both of which may cause such Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualification as a regulated investment company and for avoiding income and excise taxes. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities. Each Fund will monitor its transactions and may make certain elections in order to mitigate the effect of these rules and prevent disqualification of the Funds as regulated investments companies.

         It is expected that any net gain realized from the closing out of futures contracts, options, or forward currency contracts will be considered gain from the sale of securities or currencies and therefore qualifying income for purposes of the 90% of gross income from qualified sources requirement, as discussed above.

         Each Fund intends to comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. Under Code
Section 817(h), a variable life insurance or annuity contract will not be treated as a life insurance policy or annuity contract, respectively, under the Code, unless the segregated asset account upon which such contract or policy is based is "adequately diversified." A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the Treasury Regulations. Specifically, the Treasury Regulations provide that, except as permitted by the "safe harbor" discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of the segregated asset account's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. As a safe harbor, a segregated asset account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. Government securities and securities of other regulated investment companies. In addition, a segregated asset account with respect to a variable life insurance contract is treated as adequately diversified to the extent of its investment in securities issued by the United States Treasury.

         For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look through" the regulated investment company to its pro rata portion of the regulated investment company's assets, provided that the shares of such regulated investment company are held only by insurance companies and certain fund managers (a "Closed Fund").

         If the segregated asset account upon which a variable contract is based is not "adequately diversified" under the foregoing rules for each calendar quarter, then (a) the variable contract is not treated as a life insurance contract or annuity contract under the Code for all subsequent periods during which such account is not "adequately diversified" and (b) the holders of such contract must include as ordinary income the "income on the contract" for each taxable year. Further, the income on a life insurance contract for all prior taxable years is treated as received or accrued during the taxable year of the policyholder in which the contract ceases to meet the definition of a "life insurance contract" under the Code. The "income on the contract" is, generally, the excess of (i) the sum of the increase in the net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during the year, over (ii) the premiums paid under the contract during the taxable year. In addition, if a Fund does not constitute a Closed Fund, the holders of the contracts and annuities which invest in the Fund through a segregated asset account may be treated as owners of Fund shares and may be subject to tax on distributions made by the Fund.

         In order to avoid a 4% federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed for such year and on which the Fund paid no federal income tax. For federal income tax purposes, dividends declared by a Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared. The Funds anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax. For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss.

         Certain Funds will be subject to foreign taxes on their income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.

         STATE AND LOCAL. Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have tax consequences for shareholders different from those of a direct investment in such Fund's securities.

         The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this Statement of Additional Information.

                                     RATINGS

         A rating of a rating service represents that service's opinion as to the credit quality of the rated security. However, such ratings are general and cannot be considered absolute standards of quality or guarantees as to the creditworthiness of an issuer. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. Markets values of debt securities may change as a result of a variety of factors unrelated to credit quality, including changes in market interest rates.

         When a security has been rated by more than one service, the ratings may not coincide, and each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. In general, the Funds are not required to dispose of a security if its rating declines after it is purchased, although they may consider doing so.

RATINGS OF CORPORATE DEBT OBLIGATIONS AND MUNICIPAL BONDS

         STANDARD & POOR'S

         AAA: Securities rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA: Securities rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

         A: Securities rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB: Securities rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Although such securities normally exhibit adequate protection standards, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than for those in higher rated categories.

Debt rated BB, B, CCC, CC, and C by Standard & Poor's is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB: Securities rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

         B: Securities rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

         CCC: Securities rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Securities rated SD or D are in selective default or default, respectively. Such a rating is assigned when an obligor has failed to pay one or more of its financial obligations (rated or unrated) when it came due.

         MOODY'S

         Aaa: Securities which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Securities which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade securities. They are rated lower than the best securities because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater magnitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

         A: Securities which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Securities which are rated Baa are considered as medium grade obligations, being neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics, and in fact have some speculative characteristics.

         Ba: An issue which is rated Ba is judged to have speculative elements; its future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes issues in this class.

         B: An issue which is rated B generally lacks characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: An issue which is rated Caa is of poor standing. Such an issue may be in default or there may be present elements of danger with respect to principal or interest.

Those securities in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1 and Baa-1. Other Aa, A and Baa securities comprise the balance of their respective groups. These rankings (1) designate the securities which offer the maximum in security within their quality groups, (2) designate securities which can be bought for possible upgrading in quality and (3) additionally afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the marketplace.

RATINGS OF PREFERRED STOCK

         STANDARD & POOR'S. Standard & Poor's ratings for preferred stock have the following definitions:

         AAA: An issue rated "AAA" has the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         AA: A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

         A: An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB: An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the category.

         MOODY'S.  Moody's ratings for preferred stock include the following:

         aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa: An issue which is rated "aa" is considered a high grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         a: An issue which is rate "a" is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa: An issue which is rated "baa" is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

RATINGS OF MUNICIPAL NOTES

         STANDARD & POOR'S

         SP-1: Very strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

         SP-2:  Satisfactory capacity to pay principal and interest.

         SP-3:  Speculative capacity to pay principal and interest.

None of the Funds will purchase SP-3 municipal notes.

         MOODY'S. Generally, Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade ("MIG"); however, where an issue has a demand feature which makes the issue a variable rate demand obligation, the applicable Moody's rating is "VMIG."

         MIG 1/VMIG 1: This designation denotes the best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG 2/VMIG 2: This designation denotes high quality, with margins of protection ample although not so large as available in the preceding group.

         MIG 3/VMIG 3: This designation denotes favorable quality, with all security elements accounted for, but lacking the strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

None of the Funds will purchase MIG 3/VMIG 3 municipal notes.

RATINGS OF COMMERCIAL PAPER

         STANDARD & POOR'S. Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) symbol designation. None of the Funds will purchase commercial paper rated A-3 or lower.

         MOODY'S. Moody's commercial paper ratings are opinions as to the ability of the issuers to timely repay promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, and it does not represent that any specific instrument is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         PRIME-1:  Superior capacity for repayment.

         PRIME-2:  Strong capacity for repayment.

         PRIME-3:  Acceptable capacity for repayment.

None of the Funds will purchase Prime-3 commercial paper.

[SEED MONEY BALANCE SHEET]

                    FIRST AMERICAN INSURANCE PORTFOLIOS, INC.
                           PART C -- OTHER INFORMATION

ITEM 23. EXHIBITS

*        (a)(1)   Amended and Restated Articles of Incorporation, as filed
                  August 27, 1999.

*        (a)(2)   Certificate of Designation designating Series D, Class
                  One Shares, dated December 1999.

*        (b)      By-laws of Registrant, as Amended through December 8, 1999.

         (c)      Not Applicable.

*        (d)      Investment Advisory Agreement between Registrant and U.S. Bank
                  National Association, dated December 8, 1999.

*        (e)      Distribution Agreement between Registrant and SEI Investments
                  Management Co., dated December 8, 1999.

         (f)      Not Applicable.

*        (g)(1)   Custodian Agreement between Registrant and U.S. Bank National
                  Association, dated December 8, 1999.

*        (g)(2)   Compensation Agreement Dated as of December 8, 1999 Pursuant
                  to Custodian Agreement.

*        (h)(1)   Administration Agreement between Registrant and U.S.
                  Bank National Association, dated December 8, 1999 (with
                  Schedule attached).

*        (h)(2)   Form of Participation Agreement by and among Registrant, SEI
                  Investments Distribution Co. and Insurance Company on Behalf of Itself and its Separate Accounts and Distribution Company,
                  Inc.

**       (i)      Legal Opinion. An opinion and consent of counsel regarding the legality of the securities being registered, stating whether the securities will, when sold, be legally issued, fully paid, and non-assessable.

         (j)      Not Applicable.

         (k)      Not Applicable.

**       (l)      Initial Capital Agreements. Any agreements or understandings made in consideration for providing the initial capital between or among the

                  Fund, the underwriter, adviser, promoter or initial shareholders and written assurances from promoters or initial shareholders that purchases were made for investment purposes and not with the intention of redeeming or reselling.

         (m)      Not Applicable.

         (n)      Not Applicable.


*        Filed herewith.
**       To be filed by amendment.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                  Not applicable.

ITEM 25. INDEMNIFICATION

         The Registrant's Articles of Incorporation and Bylaws provide that the Registrant shall indemnify such persons for such expenses and liabilities, in such manner, under such circumstances, and to the full extent as permitted by
Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended; provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended, and any rules, regulations, or releases promulgated thereunder.

         Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person against judgments, penalties, fines, settlements and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding if, with respect to the acts or omissions of the person complained of in the proceeding, the person has not been indemnified by another organization for the same judgments, penalties, fines, settlements, and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; acted in good faith, received no improper personal benefit, and the Minnesota Statutes dealing with directors' conflicts of interest, if applicable, have been satisfied; in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful; and reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation.

         The Registrant undertakes that no indemnification or advance will be made unless it is consistent with Sections 17(h) or 17(i) of the Investment Company Act of 1940, as now enacted or hereafter amended, and Securities and Exchange Commission rules, regulations, and releases

(including, without limitation, Investment Company Act of 1940 Release No. 11330, September 2, 1980).

         Insofar as the indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Information on the business of the Registrant's investment adviser, U.S. Bank National Association (the "Advisor"), is described in the section the Statement of Additional Information, filed as part of this Registration Statement, entitled "Investment Advisory and Other Services." The directors and officers of the Advisor are listed below, together with their principal occupation or other positions of a substantial nature during the past two fiscal years.

                                        POSITIONS AND OFFICES                   OTHER POSITIONS AND OFFICES
            NAME                          WITH THE ADVISOR                    AND PRINCIPAL BUSINESS ADDRESS
          --------                  -----------------------------       --------------------------------------------------
John F. Grundhofer             Chairman, President and Chief            Chairman, President and Chief
                               Executive Officer                        Executive Officer of U.S. Bancorp*

Richard A. Zona                Director and Vice Chairman--Finance       Vice Chairman--Finance of U.S. Bancorp*

Philip G. Heasley              Director and Vice Chairman               Vice Chairman and Group Head of the
                                                                        Retail Product Group of U.S. Bancorp*

J. Robert Hoffmann             Director, Chief Credit Officer and       Executive Vice President and Chief Credit
                               Executive Vice President                 Officer of U.S. Bancorp*

Lee R. Mitau                   Director, General Counsel,               Executive Vice President,


                                       3

                               Executive Vice President and             Secretary, and General Counsel of
                               Secretary                                U.S. Bancorp*

Susan E. Lester                Director, Executive Vice President and   Executive Vice President and Chief
                               Chief Financial Officer                  Financial Officer of U.S. Bancorp*

Robert D. Sznewajs             Director and Vice Chairman               Vice Chairman of U.S. Bancorp*

Gary T. Duim                   Director and Vice Chairman               Vice Chairman of U.S. Bancorp*


----------------------------------

*  Address: 601 Second Avenue South, Minneapolis, Minnesota 55402.

ITEM 27. PRINCIPAL UNDERWRITERS:

                  (a) State the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the Registrant's securities also acts as a principal underwriter, distributor or investment adviser:

                  Registrant's distributor, SEI Investments Distribution Co. (the "Distributor") acts as distributor for SEI Liquid Asset Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional International Trust, The Advisors' Inner Circle Fund, The Pillar Funds, CUFund, STI Classic Funds, First American Funds, Inc., First American Investment Funds, Inc., The Arbor Fund, Boston 1784 Funds, The PBHG Funds, Inc., The Achievement Funds Trust, Bishop Street Funds, STI Classic Variable Trust, ARK Funds, Huntington Funds, SEI Asset Allocation Trust, TIP Funds, SEI Institutional Investments Trust, First American Strategy Funds, Inc., Highmark Funds, Armada Funds, PBHG Insurance Series Fund, Inc., Expedition Funds, Alpha Select Funds, Oak Associates Funds, The Nevis Funds, Inc., The Parkstone Group of Funds, CNI Charter Funds, The Parkstone Advantage Funds and Ameriund Funds, Inc. pursuant to distribution agreements dated November 29, 1982, July 15, 1982, December 3, 1982, July 10, 1985, January 22, 1987, August
30, 1988, November 14, 1991, February 28, 1992, May 1, 1992, May 29, 1992,
November 1, 1992, November 1, 1992, January 28, 1993, June 1, 1993, July 16,
1993, December 27, 1994, January 27, 1995, March 1, 1995, August 18, 1995,
November 1, 1995, January 11, 1996, April 1, 1996, April 28, 1996, June 14,
1996, October 1, 1996, February 15, 1997, March 8, 1997, April 1, 1997, June 9,
1997, January 1, 1998, February 27, 1998, June 29, 1998, September 14, 1998,
April 1, 1999, May 1, 1999 and July 13, 1999, respectively.

                  The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement, and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

                  (b) Provide the information required by the following table for each director, officer, or partner of each principal underwriter named in the response to Item 20. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

            NAME               POSITIONS AND OFFICES WITH UNDERWRITER      POSITIONS AND OFFICES WITH REGISTRANT
            ----               --------------------------------------      -------------------------------------

Alfred P. West, Jr.            Director, Chairman & Chief Executive                         --
                               Officer
Richard B. Lieb                Director, Executive Vice President                           --
Carmen V. Romeo                Director                                                     --
Mark J. Held                   President & Chief Operating Officer                          --
Gilbert L. Beebower            Executive Vice President                                     --
Dennis J. McGonigle            Executive Vice President                                     --
Robert M. Silvestri            Chief Financial Officer & Treasurer                          --
Leo J. Dolan, Jr.              Senior Vice President                                        --
Carl A. Guarino                Senior Vice President                                        --
Larry Hutchinson               Senior Vice President                                        --
Jack May                       Senior Vice President                                        --
Hartland J. McKeown            Senior Vice President                                        --
Kevin P. Robins                Senior Vice President & General Counsel     Vice President & Assistant Secretary
Patrick K. Walsh               Senior Vice President                                        --
Ronert Aller                   Vice President                                               --
Gordon W. Carpenter            Vice President                                               --
Todd Cipperman                 Vice President & Assistant Secretary                         --
S. Courtney E. Collier         Vice President & Assistant Secretary        Vice President & Assistant Secretary
Richard Deak                   Vice President & Assistant Secretary
Robert Crudup                  Vice President & Managing Director                           --
Barbara Doyne                  Vice President                                               --
Jeff Drennen                   Vice President                                               --
James R. Foggo                 Vice President & Assistant Secretary                         --
Vic Galef                      Vice President & Managing Director                           --
Lydia A. Gavalis               Vice President & Assistant Secretary        Vice President & Assistant Secretary
Kathy Heilig                   Vice President


                                       5

Greg Gettinger                 Vice President & Assistant Secretary                         --
Jeff Jacobs                    Vice President                                               --
Samuel King                    Vice President                                               --
Kim Kirk                       Vice President & Managing Director                           --
John Krzeminski                Vice President & Managing Director                           --
Carolyn McLaurin               Vice President & Managing Director                           --
Mark Nagle                     Vice President                                            President
Joanne Nelson                  Vice President                                               --
Cynthia M. Parrish             Vice President & Assistant Secretary                         --
Kim Rainey                     Vice President                                               --
Rob Redecan                    Vice President                                               --
Maria Rinehart                 Vice President                                               --
Edward Searle                                                              Vice President & Assistant Secretary
Steve Smith                    Vice President                                               --
Daniel Spaventa                Vice President                                               --
Kathryn L. Stanton             Vice President & Assistant Secretary                         --
Lynda J. Striegel              Vice President & Assistant Secretary        Vice President & Assistant Secretary
Lori L. White                  Vice President & Assistant Secretary                         --
Wayne M. Withrow               Vice President & Managing Director                           --


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         All accounts, books, and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by SEI Investments Distribution Co., Oaks, Pennsylvania 19456.

ITEM 29. MANAGEMENT SERVICES

         Not applicable.

ITEM 30. UNDERTAKINGS

         Not applicable.

                                   SIGNATURES

         As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under the Securities Act of 1933, as amended, and has duly caused this Registration Statement No. ______________ to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania, on the 30th day of December, 1999.

                    FIRST AMERICAN INSURANCE PORTFOLIOS, INC.

ATTEST:    /s/ James Volk             By:       /s/ James R. Foggo
          --------------------------           -------------------------------
               James Volk                           James R. Foggo
                                                    Vice President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.

         SIGNATURE                                   TITLE                               DATE
         ----------------                            --------                            --------

    /s/ James Volk                          Controller (Principal                           **
-------------------------------             Financial and Accounting Officer)
        James Volk

             *                                       Director                               **
- ------------------------------
      John M. Murphy, Jr.

             *                                       Director                               **
- ------------------------------
      Robert J. Dayton

             *                                       Director                               **
- ------------------------------
    Andrew M. Hunter III

             *                                       Director                               **
- ------------------------------
    Leonard W. Kedrowski

             *                                       Director                               **
- ------------------------------
       Robert L. Spies

                                       7

             *                                       Director                               **
- ------------------------------
      Joseph D. Strauss

             *                                       Director                               **
- ------------------------------
    Virginia L. Stringer

             *                                       Director                               **
- ------------------------------
       Roger A. Gibson

* By: /s/ James R. Foggo
     -------------------------
       James R. Foggo
      Attorney-in-Fact

** December 30, 1999



                                       8